EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vivi Holdings, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gaston Pereira, Chief Executive Officer and the person performing the duties of Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 26, 2019	By:	Gaston Pereira
Chief Executive Officer
and Principal Financial Officer